Income Taxes	12 Months Ended
Apr. 30, 2022
Major Components Of Tax Expense Income [Abstract]
Income Taxes
19.	Income taxes

Current and deferred income tax expenses differ from the amount that would result from applying the Canadian statutory income tax rates to the Company’s earnings before income taxes. This difference is reconciled as follows:

For the year ended April 30,	2022	2021	2020
Income (loss) before income taxes	$2,701	$1,443	$(2,451)

Income tax expense (recovery) at statutory rate	729	390	(662)
Difference from higher statutory tax rates on earnings of foreign subsidiaries	33	(74)	822
Losses expired	—	(305)	742
Permanent Difference	—	—	60
Effect of Mexican mining royalty tax (SMD) on deferred income tax liabilities	58	(54)	(473)
Recognition of previously unrecognized non-capital loss carry forward and other deductible tax benefits	(524)	(1,406)	689
Income tax (recovery) expense	$296	$(1,449)	$1,178

19.	Income taxes – (cont’d)

The significant components of the Company’s deferred income tax assets and liabilities are as follows:

	April 30, 2022	April 30, 2021
Deferred income tax assets (liabilities):
Mining interest, plant and equipment	$(6,116)	$(5,891)
Payments to defer	(63)	(56)
Insurance	(7)	(7)
Reclamation and closure costs provision	976	719
Exploration assets	(550)	1,549
Expenses reserve	323	132
Pension-fund reserve	124	88
Deferred mining tax	(1,025)	(968)
Non-capital losses and other deductible tax benefits	4,251	2,437
Plant and equipment	109	345
Other	(284)	(81)
Deferred income tax liabilities, net	$(2,262)	$(1,733)

The Non-Capital losses are set to expire between 2026 and 2041 while the remaining loss carry forwards have no set expiry date. In accordance with Mexican tax law, Bernal is subject to income tax. Income tax is computed taking into consideration the taxable and deductible effects of inflation, such as depreciation calculated on restated asset values.  Taxable income is increased or reduced by the effects of inflation on certain monetary assets and liabilities through an inflationary component.

Mexico Tax Reform

During December 2013, the 2014 Tax Reform (the “Tax Reform”) was published in Mexico’s official gazette with changes taking effect January 1, 2014. The Tax Reform included the implementation of a 7.5% Special Mining Duty (“SMD”) and a 0.5% Extraordinary Mining Duty (“EMD”). The Company has taken the position that SMD is an income tax under IAS 12 Income tax, as it is calculated based on a form of earnings before income tax less certain specified costs. The EMD is a calculation based on gross revenue and is therefore not considered an income tax. Both the SMD and EMD will be deductible for income tax purposes.

Management is currently disputing the SMD, in a joint action lawsuit with other Mexican mining companies, with the applicable Mexican government authority. Management believes that the SMD is unconstitutional and should be overturned. In accordance with IFRS reporting standards, however, the estimated effect of the SMD has been accrued to the current and deferred income tax provisions as stated above. Should the Company be successful in overturning the SMD, in whole or in part, the accrued tax liabilities stated above will be reversed to recovery of income taxes in the applicable period.